RANSON UNIT INVESTMENT TRUSTS
                         THE RANSON MUNICIPAL TRUST
                       KEMPER TAX-EXEMPT INCOME TRUST
                   KEMPER TAX-EXEMPT INSURED INCOME TRUST
                         THE KANSAS TAX-EXEMPT TRUST
                        THE NEBRASKA TAX-EXEMPT TRUST



                         SUPPLEMENT TO PROSPECTUSES


     Effective immediately, the sponsor has changed its name to Claymore Securities, Inc. On October 29, 2001, Ranson & Associates, Inc., was acquired by Claymore Group LLC, which is owned by Benjamin T. Fulton and David C. Hooten. The sale to Claymore Group LLC was financed by a loan from The Bank of New York.


Supplement Dated:  December 10, 2001